UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05178

Name of Fund: BlackRock Equity Dividend Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Equity Dividend Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2020

Date of reporting period: 04/30/2020

Item 1 – Report to Stockholders

APRIL 30, 2020

2020 Annual Report

BlackRock Equity Dividend Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For much of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the long-term impact of the pandemic on the global economy.

Returns for most securities were robust for the first three quarters of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the reporting period with negative performance, while in the U.S. only large-capitalization stocks delivered a slightly positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a positive return, while high-yield corporates were down due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. Nonetheless, there are promising signs that a strong coordinated monetary and fiscal response is underway, both in the United States and abroad. With measures being taken to contain the virus and provide support to impacted businesses and individuals, we anticipate a sharp increase in economic activity as life returns to normal.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the economic impact of coronavirus countermeasures. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize. Both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.16)%	0.86%
U.S. small cap equities (Russell 2000® Index)	(15.47)	(16.39)
International equities (MSCI Europe, Australasia, Far East Index)	(14.21)	(11.34)
Emerging market equities (MSCI Emerging Markets Index)	(10.50)	(12.00)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.85	2.07
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	10.73	19.78
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.86	10.84
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(1.26)	2.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(6.60)	(4.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of April 30, 2020	BlackRock Equity Dividend Fund

Investment Objective

BlackRock Equity Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

At a meeting held on May 15, 2019, the Board of Directors of FDP Series, Inc. and the Board of Trustees of the Fund approved a reorganization (the “Reorganization”) of FDP BlackRock Equity Dividend Fund (the “Target Fund”) with and into the Fund. Shareholders of the Fund and the Target Fund were not required to approve the Reorganization. The Reorganization closed on September 23, 2019.

On November 13, 2019, the Board of Trustees of the Fund approved a change in the fiscal year-end of the Fund, effective as of April 30, 2020, from July 31 to April 30.

Portfolio Management Commentary

How did the Fund perform?

For the abbreviated annual period from August 1, 2019 through April 30, 2020, the Fund’s Institutional, Service, Investor A, Investor C, Class K and Class R Shares returned (8.98)%, (9.16)%, (9.14)%, (9.62)%, (8.90)% and (9.35)%, respectively, outperforming its benchmark, the Russell 1000® Value Index, which returned (12.00)%. For the same period, all of the Fund’s share classes underperformed the broad-market S&P 500® Index, which returned (0.81)%. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

The largest contribution to relative performance during the period came from stock selection and allocation decisions in the consumer discretionary sector. Notably, selection decisions and overweight exposure to the multi-line retail and household durables industries proved beneficial, as did a lack of exposure to the hotels, restaurants & leisure industry. A combination of stock selection and underweight exposure to industrials also boosted relative performance, primarily due to stock selection among aerospace & defense companies and underweight exposure to airlines. In the information technology (“IT”) sector, overweight exposure to software and selection among technology hardware, storage & peripherals companies benefited relative returns. Lastly, stock selection in communication services, underweight exposure to real estate, and stock selection in the energy sector added to relative performance.

The largest detractor from relative performance was the Fund’s stock selection and allocation decisions within the financials sector. Most prominently, overweight exposure to the banks and insurance industries weighed on relative returns. Underweight exposure in utilities also detracted from relative performance amid the market volatility in the first quarter of 2020. Within consumer staples, an underweight exposure to household products and food & staples retailing firms hurt relative returns. Lastly, stock selection in materials modestly weighed on relative results.

The Fund’s cash balance was elevated during the period. The cash balance was used to control portfolio market risk versus the benchmark, particularly in relation to elevated valuation levels in many traditionally defensive sectors. The Fund’s cash balance contributed to relative performance over the period.

Describe recent portfolio activity.

During the period, a combination of portfolio trading activity and market price changes resulted in increased exposure to the consumer staples and utilities sectors. Conversely, holdings within the financials and energy sectors were reduced.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest allocations were in the financials, health care and consumer staples sectors. Relative to the Russell 1000® Value Index benchmark, the largest overweight positions were in financials, health care and IT. The Fund’s most significant relative underweights were in the real estate, utilities and materials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security (a)	Percent of Net Assets
Verizon Communications, Inc.	4%
Bank of America Corp.	3
Citigroup, Inc.	3
Sanofi	2
Medtronic PLC	2
Anthem, Inc.	2
Wells Fargo & Co.	2
Unilever NV - NY Shares	2
Microsoft Corp.	2
Cognizant Technology Solutions Corp.	2

(a)	Excludes short-term investments.

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	23%
Health Care	18
Consumer Staples	9
Information Technology	9
Energy	8
Short-Term Securities	8
Communication Services	7
Industrials	7
Consumer Discretionary	5
Utilities	4
Materials	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	BlackRock Equity Dividend Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)	Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities.
(c)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(d)	An unmanaged index that is a subset of the Russell 1000® Index and consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended April 30, 2020

		Average Annual Total Returns (a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(11.44)%	(7.48)%	N/A	6.02%	N/A	8.95%	N/A
Service	(11.55)	(7.72)	N/A	5.73	N/A	8.65	N/A
Investor A	(11.54)	(7.69)	(12.54)%	5.76	4.63%	8.67	8.08%
Investor C	(11.85)	(8.37)	(9.18)	5.00	5.00	7.89	7.89
Class K	(11.39)	(7.37)	N/A	6.13	N/A	9.00	N/A
Class R	(11.70)	(8.00)	N/A	5.43	N/A	8.33	N/A
Russell 1000® Value Index	(13.66)	(11.01)	N/A	3.90	N/A	8.54	N/A
S&P 500® Index	(3.16)	0.86	N/A	9.12	N/A	11.69	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period (a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$885.60	$3.33	$1,000.00	$1,021.33	$3.57	0.70%
Service	1,000.00	884.50	4.69	1,000.00	1,019.89	5.02	1.00
Investor A	1,000.00	884.60	4.40	1,000.00	1,020.19	4.72	0.95
Investor C	1,000.00	881.50	7.77	1,000.00	1,016.61	8.32	1.66
Class K	1,000.00	886.10	2.72	1,000.00	1,021.98	2.92	0.58
Class R	1,000.00	883.00	5.95	1,000.00	1,018.55	6.37	1.27

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six-month period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent six-months divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

FUND SUMMARY	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On February 24, 2020, the Fund’s issued and outstanding Investor C1 Shares converted into Investor A Shares.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive a portion of the Fund’s expenses. Without such waivers, the Fund’s performance would have been lower. With respect to the Fund’s contractual waivers, the Manager is under no obligation to continue waiving its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on November 1, 2019 and held through April 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 91.1%

Aerospace & Defense — 2.1%
BAE Systems PLC	36,709,742	$234,150,586
Lockheed Martin Corp.	294,230	114,473,124

		348,623,710

Air Freight & Logistics — 0.4%
FedEx Corp.	526,255	66,713,346

Auto Components — 0.1%
Lear Corp.	95,410	9,316,787

Automobiles — 1.2%
General Motors Co.	8,559,710	190,795,936

Banks — 10.7%
Bank of America Corp.	23,276,327	559,795,664
Citigroup, Inc.	10,298,429	500,091,712
JPMorgan Chase & Co.	2,903,671	278,055,535
U.S. Bancorp	1,301,438	47,502,487
Wells Fargo & Co.	12,509,676	363,406,088

		1,748,851,486

Beverages — 2.1%
Constellation Brands, Inc., Class A	1,709,694	281,569,505
PepsiCo, Inc.	471,087	62,320,099

		343,889,604

Capital Markets — 4.5%
Charles Schwab Corp.	5,673,045	213,987,257
CME Group, Inc.	448,860	79,991,341
Morgan Stanley	6,528,266	257,409,528
Raymond James Financial, Inc.	2,824,601	186,197,698

		737,585,824

Chemicals — 1.4%
Corteva, Inc.(a)	3,349,833	87,732,126
DuPont de Nemours, Inc.	3,069,522	144,328,925

		232,061,051

Communications Equipment — 1.8%
Cisco Systems, Inc.	3,860,131	163,592,352
Motorola Solutions, Inc.	879,396	126,465,939

		290,058,291

Construction Materials — 0.2%
CRH PLC	1,034,887	31,202,350

Consumer Finance — 0.3%
American Express Co.	577,530	52,699,613

Diversified Financial Services — 1.8%
Berkshire Hathaway, Inc., Class B(a)	887,467	166,275,817
Equitable Holdings, Inc.	6,841,819	125,342,124

		291,617,941

Diversified Telecommunication Services — 4.2%
Verizon Communications, Inc.	11,910,544	684,260,753

Electric Utilities — 2.9%
Edison International	2,307,510	135,473,912
FirstEnergy Corp.	8,152,605	336,458,008

		471,931,920

Food Products — 1.4%
Conagra Brands, Inc.	1,682,727	56,270,391
Nestle SA, Registered Shares	1,652,833	175,051,575

		231,321,966

Health Care Equipment & Supplies — 5.3%
Alcon, Inc.(a)	2,668,755	140,848,898
Koninklijke Philips NV	7,645,356	333,279,994

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Medtronic PLC	4,009,855	$391,482,144

		865,611,036

Health Care Providers & Services — 6.1%
Anthem, Inc.	1,393,463	391,186,868
CVS Health Corp.	3,980,400	244,993,620
McKesson Corp.	863,536	121,974,460
Quest Diagnostics, Inc.	296,283	32,623,721
UnitedHealth Group, Inc.	718,400	210,110,448

		1,000,889,117

Household Durables — 1.3%
Newell Brands, Inc.	6,649,680	92,297,558
Sony Corp.	1,983,000	127,614,130

		219,911,688

Industrial Conglomerates — 2.4%
General Electric Co.	28,085,529	190,981,597
Siemens AG, Registered Shares	2,141,131	197,590,203

		388,571,800

Insurance — 6.2%
Allstate Corp.	909,197	92,483,519
American International Group, Inc.	11,149,706	283,537,024
Arthur J Gallagher & Co.	2,082,087	163,443,829
Fidelity National Financial, Inc.	298,950	8,086,598
MetLife, Inc.	4,921,001	177,549,716
Prudential Financial, Inc.	591,770	36,908,695
Travelers Cos., Inc.	287,611	29,109,109
Willis Towers Watson PLC	1,217,425	217,054,703

		1,008,173,193

IT Services — 3.0%
Cognizant Technology Solutions Corp., Class A	5,852,283	339,549,460
Visa, Inc., Class A	841,171	150,334,081

		489,883,541

Machinery — 0.2%
Pentair PLC	1,130,244	39,095,140

Media — 2.8%
Comcast Corp., Class A	8,053,504	303,053,356
Fox Corp., Class A	5,583,950	144,456,786
Fox Corp., Class B (a)	295,730	7,558,859

		455,069,001

Multi-Utilities — 1.2%
NiSource, Inc.	1,278,720	32,108,659
Public Service Enterprise Group, Inc.	3,370,129	170,899,242

		203,007,901

Multiline Retail — 1.1%
Dollar General Corp.	1,056,828	185,261,948

Oil, Gas & Consumable Fuels — 8.4%
Chevron Corp.	2,368,536	217,905,312
ConocoPhillips	4,646,484	195,616,976
Devon Energy Corp.	5,652,250	70,483,558
Enterprise Products Partners LP	10,404,036	182,694,872
Equinor ASA	6,553,948	90,751,292
Marathon Petroleum Corp.	4,394,115	140,963,209
Phillips 66	867,080	63,444,244
Pioneer Natural Resources Co.	1,668,709	149,032,401
Williams Cos., Inc.	13,786,682	267,048,030

		1,377,939,894

Personal Products — 2.1%
Unilever NV — NY Shares	6,900,319	341,013,765

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) April 30, 2020	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals — 6.7%
AstraZeneca PLC	2,637,230	$275,833,157
Bayer AG, Registered Shares	4,331,031	284,849,117
Pfizer, Inc.	3,497,414	134,160,801
Sanofi	4,039,507	394,553,714

		1,089,396,789

Road & Rail — 0.8%
Union Pacific Corp.	769,145	122,901,680

Semiconductors & Semiconductor Equipment — 0.5%
NXP Semiconductors NV	896,808	89,295,173

Software — 2.2%
Constellation Software, Inc.	27,223	26,178,241
Microsoft Corp.	1,894,870	339,579,652

		365,757,893

Specialty Retail — 1.3%
Lowe’s Cos., Inc.	1,989,432	208,393,002

Technology Hardware, Storage & Peripherals — 1.3%
Samsung Electronics Co. Ltd.	5,208,720	214,169,682

Tobacco — 2.2%
Altria Group, Inc.	8,089,218	317,501,806
British American Tobacco PLC	1,062,660	40,959,394

		358,461,200

Trading Companies & Distributors — 0.9%
Ferguson PLC	2,087,298	150,498,827

Total Common Stocks — 91.1% (Cost — $13,083,770,625)		14,904,232,848

Security	Shares	Value

Preferred Stock — 1.2%

Household Products — 1.2%
Henkel AG & Co. KGaA, Preference Shares, 0.00%(a)	2,228,282	$197,841,389

Total Preferred Stock —1.2% (Cost — $199,509,284)		197,841,389

Total Long-Term Investments — 92.3% (Cost — $13,283,279,909)		15,102,074,237

Short-Term Securities — 7.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.12%(b)(c)	1,244,064,340	1,244,064,340

Total Short-Term Securities — 7.6% (Cost — $1,244,064,340)		1,244,064,340

Options Purchased — 0.0% (Cost — $13,440,130)		4,699,600

Total Investments — 99.9% (Cost — $14,540,784,379)		16,350,838,177

Other Assets Less Liabilities — 0.1%		16,443,864

Net Assets — 100.0%		$16,367,282,041

(a)	Non-income producing security.
(b)	Annualized 7-day yield as of period end.

(c)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the period ended April 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased	Shares Sold		Shares Held at 04/30/20	Value at 04/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,551,353,531	—	(307,289,191	)(b)	1,244,064,340	$1,244,064,340	$16,119,239	$3,073	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
Microsoft Corp.	18,950	05/15/20	USD	172.50	USD	339,603	$4,699,600

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Equity Dividend Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Options purchased
Investments at value — unaffiliated(a)	$—	$—	$4,699,600	$—	$—	$—	$4,699,600

(a)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(3,963,650)	$—	$—	$—	$(3,963,650)

Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased(b)	$—	$—	$(8,740,530)	$—	$—	$—	$(8,740,530)

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased…	$1,566,533

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$114,473,124	$234,150,586	$—	$348,623,710
Air Freight & Logistics	66,713,346	—	—	66,713,346
Auto Components	9,316,787	—	—	9,316,787
Automobiles	190,795,936	—	—	190,795,936
Banks	1,748,851,486	—	—	1,748,851,486
Beverages	343,889,604	—	—	343,889,604
Capital Markets	737,585,824	—	—	737,585,824
Chemicals	232,061,051	—	—	232,061,051
Communications Equipment	290,058,291	—	—	290,058,291
Construction Materials	—	31,202,350	—	31,202,350
Consumer Finance	52,699,613	—	—	52,699,613
Diversified Financial Services	291,617,941	—	—	291,617,941
Diversified Telecommunication Services	684,260,753	—	—	684,260,753
Electric Utilities	471,931,920	—	—	471,931,920
Food Products	56,270,391	175,051,575	—	231,321,966
Health Care Equipment & Supplies	391,482,144	474,128,892	—	865,611,036
Health Care Providers & Services	1,000,889,117	—	—	1,000,889,117
Household Durables	92,297,558	127,614,130	—	219,911,688
Industrial Conglomerates	190,981,597	197,590,203	—	388,571,800
Insurance	1,008,173,193	—	—	1,008,173,193

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) April 30, 2020	BlackRock Equity Dividend Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
IT Services	$489,883,541	$—	$—	$489,883,541
Machinery	39,095,140	—	—	39,095,140
Media	455,069,001	—	—	455,069,001
Multi-Utilities	203,007,901	—	—	203,007,901
Multiline Retail	185,261,948	—	—	185,261,948
Oil, Gas & Consumable Fuels	1,287,188,602	90,751,292	—	1,377,939,894
Personal Products	341,013,765	—	—	341,013,765
Pharmaceuticals	134,160,801	955,235,988	—	1,089,396,789
Road & Rail	122,901,680	—	—	122,901,680
Semiconductors & Semiconductor Equipment	89,295,173	—	—	89,295,173
Software	365,757,893	—	—	365,757,893
Specialty Retail	208,393,002	—	—	208,393,002
Technology Hardware, Storage & Peripherals	—	214,169,682	—	214,169,682
Tobacco	317,501,806	40,959,394	—	358,461,200
Trading Companies & Distributors	—	150,498,827	—	150,498,827
Preferred Stock	—	197,841,389	—	197,841,389
Short-Term Securities	1,244,064,340	—	—	1,244,064,340
Options Purchased
Equity Contracts	4,699,600	—	—	4,699,600

	$13,461,643,869	$2,889,194,308	$—	$16,350,838,177

See notes to financial statements.

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

April 30, 2020

BlackRock Equity Dividend Fund

ASSETS
Investments at value — unaffiliated(a)	$15,106,773,837
Investments at value — affiliated(b)	1,244,064,340
Cash	360,710
Foreign currency at value(c)	4,088,352
Receivables:
Investments sold	109,517,736
Capital shares sold	23,569,297
Dividends — affiliated	206,086
Dividends — unaffiliated	37,387,955
Prepaid expenses	387,159

Total assets	16,526,355,472

LIABILITIES
Payables:
Investments purchased	99,894,061
Capital shares redeemed	37,224,817
Investment advisory fees	14,592,162
Trustees’ and Officer’s fees	67,118
Other accrued expenses	5,477,642
Other affiliates	57,488
Service and distribution fees	1,760,143

Total liabilities	159,073,431

NET ASSETS	$16,367,282,041

NET ASSETS CONSIST OF
Paid-in capital	$14,455,889,167
Accumulated earnings	1,911,392,874

NET ASSETS	$16,367,282,041

(a) Investments at cost — unaffiliated	$13,296,720,039

(b) Investments at cost — affiliated	$1,244,064,340

(c) Foreign currency at cost	$4,047,587

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statement of Assets and Liabilities  (continued)

April 30, 2020

BlackRock Equity Dividend Fund

NET ASSET VALUE

Institutional
Net assets	$8,412,640,706

Shares outstanding(d)	486,192,252

Net asset value	$17.30

Service
Net assets	$89,711,399

Shares outstanding(d)	5,207,560

Net asset value	$17.23

Investor A
Net assets	$3,954,045,246

Shares outstanding(d)	229,334,242

Net asset value	$17.24

Investor C
Net assets	$1,033,611,101

Shares outstanding(d)	62,787,808

Net asset value	$16.46

Class K
Net assets	$2,440,035,237

Shares outstanding(d)	141,085,347

Net asset value	$17.29

Class R
Net assets	$437,238,352

Shares outstanding(d)	25,099,377

Net asset value	$17.42

(d)	Unlimited number of shares authorized, $0.10 par value.

See notes to financial statements.

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

	BlackRock Equity Dividend Fund
	Period from 08/01/19 to 04/30/20	Year Ended July 31, 2019

INVESTMENT INCOME
Dividends — affiliated	$16,119,239	$27,720,607
Dividends — unaffiliated	364,105,719	512,075,261
Other income	25,246	—
Foreign taxes withheld	(7,276,348)	(9,493,688)

Total investment income	372,973,856	530,302,180

EXPENSES
Investment advisory	77,795,915	109,519,037
Service and distribution — class specific	20,557,405	33,556,946
Transfer agent — class specific	15,365,096	21,722,746
Accounting services	1,321,105	1,560,970
Registration	317,922	395,544
Custodian	306,486	276,211
Printing	245,557	285,657
Trustees and Officer	210,640	291,477
Professional	189,284	305,264
Reorganization costs	20,250	—
Board realignment and consolidation	—	463,486
Miscellaneous	185,772	279,402

Total expenses	116,515,432	168,656,740
Less
Fees waived and/or reimbursed by the Manager	(839,554)	(902,811)

Total expenses after fees waived and/or reimbursed	115,675,878	167,753,929

Net investment income	257,297,978	362,548,251

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Capital gain distributions from investment companies — affiliated	3,073	—
Foreign currency transactions	(1,235,158)	(955,055)
Investments — unaffiliated	738,055,599	2,183,613,138

	736,823,514	2,182,658,083

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	276,144	(39,733)
Investments — unaffiliated	(2,586,628,133)	(1,900,256,650)

	(2,586,351,989)	(1,900,296,383)

Net realized and unrealized gain (loss)	(1,849,528,475)	282,361,700

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,592,230,497)	$644,909,951

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statements of Changes in Net Assets

	BlackRock Equity Dividend Fund
	Period from 08/01/19 to 04/30/20	Year Ended July 31,
		2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$257,297,978	$362,548,251	$355,540,653
Net realized gain	736,823,514	2,182,658,083	2,548,426,937
Net change in unrealized appreciation (depreciation)	(2,586,351,989)	(1,900,296,383)	(439,429,194)

Net increase (decrease) in net assets resulting from operations	(1,592,230,497)	644,909,951	2,464,538,396

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(348,755,055)	(2,135,727,228)	(711,252,830)
Service	(4,229,257)	(24,793,219)	(3,335,432)
Investor A	(155,857,910)	(949,796,662)	(300,058,042)
Investor B	—	—	(24,281)
Investor C	(40,164,167)	(367,454,272)	(124,146,026)
Investor C1	(18,013)	(147,216)	(101,636)
Class K	(92,745,449)	(462,295,640)	(36,033,423)
Class R	(17,611,553)	(130,480,365)	(42,580,320)

Decrease in net assets resulting from distributions to shareholders	(659,381,404)	(4,070,694,602)	(1,217,531,990)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(639,568,595)	1,270,698,999	(1,208,229,169)

NET ASSETS
Total increase (decrease) in net assets	(2,891,180,496)	(2,155,085,652)	38,777,237
Beginning of period	19,258,462,537	21,413,548,189	21,374,770,952

End of period	$16,367,282,041	$19,258,462,537	$21,413,548,189

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund

	Institutional
	Period from 08/01/19 to 04/30/20		Year Ended July 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$19.70		$23.53	$22.19	$22.33	$24.94	$24.71

Net investment income(a)	0.29		0.43	0.42	0.43	0.44	0.47
Net realized and unrealized gain (loss)	(1.98)		0.31	2.28	3.22	0.79	1.34

Net increase (decrease) from investment operations	(1.69)		0.74	2.70	3.65	1.23	1.81

Distributions(b)
From net investment income	(0.27)		(0.46)	(0.39)	(0.44)	(0.45)	(0.48)
From net realized gain	(0.44)		(4.11)	(0.97)	(3.35)	(3.39)	(1.10)

Total distributions	(0.71)		(4.57)	(1.36)	(3.79)	(3.84)	(1.58)

Net asset value, end of period	$17.30		$19.70	$23.53	$22.19	$22.33	$24.94

Total Return(c)
Based on net asset value	(8.98	)%(d)	4.02%	12.47%	17.13%	6.29%	7.55%

Ratios to Average Net Assets(e)
Total expenses	0.71	%(f)	0.70%	0.72%	0.72%	0.71%	0.70%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.70	%(f)	0.69%	0.72%	0.71%	0.69%	0.69%

Net investment income	1.98	%(f)	2.01%	1.86%	1.89%	2.00%	1.86%

Supplemental Data
Net assets, end of period (000)	$8,412,641		$9,977,737	$11,120,924	$12,305,546	$11,620,763	$13,242,101

Portfolio turnover rate	40%		43%	36%	29%	25%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 08/01/19 to 04/30/20	Year Ended July 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	—%

(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Service
	Period from 08/01/19 to 04/30/20		Year Ended July 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$19.61		$23.44	$22.12	$22.26	$24.86	$24.63

Net investment income(a)	0.24		0.36	0.36	0.39	0.37	0.39
Net realized and unrealized gain (loss)	(1.96)		0.32	2.26	3.21	0.79	1.33

Net increase (decrease) from investment operations	(1.72)		0.68	2.62	3.60	1.16	1.72

Distributions(b)
From net investment income	(0.22)		(0.40)	(0.33)	(0.39)	(0.37)	(0.39)
From net realized gain	(0.44)		(4.11)	(0.97)	(3.35)	(3.39)	(1.10)

Total distributions	(0.66)		(4.51)	(1.30)	(3.74)	(3.76)	(1.49)

Net asset value, end of period	$17.23		$19.61	$23.44	$22.12	$22.26	$24.86

Total Return(c)
Based on net asset value	(9.16	)%(d)	3.74%	12.11%	16.92%	5.95%	7.19%

Ratios to Average Net Assets(e)
Total expenses	1.01	%(f)	1.00%	1.01%	0.92%	1.04%	1.02%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.00	%(f)	0.99%	1.01%	0.92%	1.01%	1.01%

Net investment income	1.68	%(f)	1.69%	1.59%	1.72%	1.68%	1.58%

Supplemental Data
Net assets, end of period (000)	$89,711		$130,943	$82,914	$63,273	$86,382	$99,271

Portfolio turnover rate	40%		43%	36%	29%	25%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 08/01/19 to 04/30/20	Year Ended July 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	—%

(f)	Annualized.

See notes to financial statements.

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Investor A
	Period from 08/01/19 to 04/30/20		Year Ended July 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$19.63		$23.46	$22.13	$22.28	$24.88	$24.65

Net investment income(a)	0.25		0.37	0.37	0.38	0.39	0.40
Net realized and unrealized gain (loss)	(1.97)		0.32	2.26	3.20	0.79	1.33

Net increase (decrease) from investment operations	(1.72)		0.69	2.63	3.58	1.18	1.73

Distributions(b)
From net investment income	(0.23)		(0.41)	(0.33)	(0.38)	(0.39)	(0.40)
From net realized gain	(0.44)		(4.11)	(0.97)	(3.35)	(3.39)	(1.10)

Total distributions	(0.67)		(4.52)	(1.30)	(3.73)	(3.78)	(1.50)

Net asset value, end of period	$17.24		$19.63	$23.46	$22.13	$22.28	$24.88

Total Return(c)
Based on net asset value	(9.14	)%(d)	3.76%	12.18%	16.82%	6.07%	7.25%

Ratios to Average Net Assets(e)
Total expenses	0.95	%(f)	0.96%	0.97%	0.97%	0.96%	0.97%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.95	%(f)	0.95%	0.96%	0.96%	0.93%	0.96%

Net investment income	1.73	%(f)	1.74%	1.61%	1.66%	1.76%	1.61%

Supplemental Data
Net assets, end of period (000)	$3,954,045		$4,504,748	$4,999,366	$5,435,461	$5,951,054	$7,226,833

Portfolio turnover rate	40%		43%	36%	29%	25%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 08/01/19 to 04/30/20	Year Ended July 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	—%

(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Investor C
	Period from 08/01/19 to 04/30/20		Year Ended July 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$18.76		$22.62	$21.37	$21.62	$24.27	$24.08

Net investment income(a)	0.14		0.21	0.20	0.21	0.22	0.22
Net realized and unrealized gain (loss)	(1.87)		0.29	2.19	3.10	0.76	1.31

Net increase (decrease) from investment operations	(1.73)		0.50	2.39	3.31	0.98	1.53

Distributions(b)
From net investment income	(0.13)		(0.25)	(0.17)	(0.21)	(0.24)	(0.24)
From net realized gain	(0.44)		(4.11)	(0.97)	(3.35)	(3.39)	(1.10)

Total distributions	(0.57)		(4.36)	(1.14)	(3.56)	(3.63)	(1.34)

Net asset value, end of period	$16.46		$18.76	$22.62	$21.37	$21.62	$24.27

Total Return(c)
Based on net asset value	(9.62	)%(d)	3.01%	11.44%	15.99%	5.24%	6.51%

Ratios to Average Net Assets(e)
Total expenses	1.67	%(f)	1.67%	1.67%	1.69%	1.69%	1.67%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.66	%(f)	1.66%	1.67%	1.69%	1.67%	1.66%

Net investment income	1.04	%(f)	1.05%	0.90%	0.94%	1.02%	0.88%

Supplemental Data
Net assets, end of period (000)	$1,033,611		$1,615,843	$2,225,355	$2,538,471	$3,043,757	$3,361,651

Portfolio turnover rate	40%		43%	36%	29%	25%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 08/01/19 to 04/30/20	Year Ended July 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	—%

(f)	Annualized.

See notes to financial statements.

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Class K
	Period from 08/01/19 to 04/30/20		Year Ended July 31,
			2019	2018	2017	Period from 03/28/16 (a) to 07/31/16

Net asset value, beginning of period	$19.69		$23.52	$22.18	$22.32	$20.97

Net investment income(b)	0.30		0.45	0.45	0.42	0.09
Net realized and unrealized gain (loss)	(1.97)		0.32	2.28	3.26	1.48

Net increase (decrease) from investment operations	(1.67)		0.77	2.73	3.68	1.57

Distributions(c)
From net investment income	(0.29)		(0.49)	(0.42)	(0.47)	(0.22)
From net realized gain	(0.44)		(4.11)	(0.97)	(3.35)	—

Total distributions	(0.73)		(4.60)	(1.39)	(3.82)	(0.22)

Net asset value, end of period	$17.29		$19.69	$23.52	$22.18	$22.32

Total Return(d)
Based on net asset value	(8.90	)%(e)	4.14%	12.63%	17.28%	7.50	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.59	%(g)	0.59%	0.59%	0.59%	0.58	%(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.58	%(g)	0.58%	0.58%	0.59%	0.57	%(g)(h)

Net investment income	2.10	%(g)	2.10%	1.99%	1.83%	1.22	%(g)

Supplemental Data
Net assets, end of period (000)	$2,440,035		$2,413,725	$2,229,057	$209,323	$22,861

Portfolio turnover rate	40%		43%	36%	29%	25%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 08/01/19 to 04/30/20	Year Ended July 31,
		2019	2018	2017	Period from 03/28/16 (a) to 07/31/16
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%

(g)	Annualized.
(h)	Audit and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.58%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Class R
	Period from 08/01/19 to 04/30/20		Year Ended July 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$19.82		$23.64	$22.28	$22.41	$25.01	$24.76

Net investment income(a)	0.21		0.31	0.30	0.31	0.32	0.32
Net realized and unrealized gain (loss)	(1.99)		0.31	2.29	3.22	0.79	1.35

Net increase (decrease) from investment operations	(1.78)		0.62	2.59	3.53	1.11	1.67

Distributions(b)
From net investment income	(0.18)		(0.33)	(0.26)	(0.31)	(0.32)	(0.32)
From net realized gain	(0.44)		(4.11)	(0.97)	(3.35)	(3.39)	(1.10)

Total distributions	(0.62)		(4.44)	(1.23)	(3.66)	(3.71)	(1.42)

Net asset value, end of period	$17.42		$19.82	$23.64	$22.28	$22.41	$25.01

Total Return(c)
Based on net asset value	(9.35	)%(d)	3.42%	11.86%	16.44%	5.70%	6.96%

Ratios to Average Net Assets(e)
Total expenses	1.28	%(f)	1.27%	1.28%	1.29%	1.27%	1.28%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.27	%(f)	1.27%	1.28%	1.28%	1.25%	1.28%

Net investment income	1.42	%(f)	1.44%	1.29%	1.33%	1.44%	1.28%

Supplemental Data
Net assets, end of period (000)	$437,238		$614,787	$754,259	$819,982	$862,531	$987,928

Portfolio turnover rate	40%		43%	36%	29%	25%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 08/01/19 to 04/30/20	Year Ended July 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	—%

(f)	Annualized.

See notes to financial statements.

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Equity Dividend Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Massachusetts business trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On February 24, 2020, the Fund’s issued and outstanding Investor C1 Shares converted into Investor A Shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

On November 13, 2019, the Board of Trustees of the Fund (the “Board”) approved a change in the fiscal year-end of the Fund, effective as of April 30, 2020, from July 31 to April 30.

Reorganization: The Board of the Fund and the Board of Directors of FDP BlackRock Equity Dividend Fund (the “Target Fund”) approved the reorganization of the Target Fund into the Fund. As a result, the Fund acquired substantially all of the assets and assumed certain of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Fund.

Each shareholder of the Target Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on September 20, 2019, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Fund’s Share Class	Shares of the Fund
Institutional	270,225	0.59119094	Institutional	159,754
Investor A	3,591,270	0.58436499	Investor A	2,098,612
Investor C	1,280,273	0.59196067	Investor C	757,871

The Target Fund’s net assets and composition of net assets on September 20, 2019, the valuation date of the reorganization were as follows:

Target Fund
Net assets	$59,411,744
Paid-in-capital	48,924,157
Accumulated earnings	10,487,587

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the reorganization were $19,356,330,228. The aggregate net assets of the Fund immediately after the reorganization amounted to $19,415,741,972. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
FDP BlackRock Equity Dividend Fund	$59,613,327	$48,263,983

The purpose of these transactions was to combine funds managed by the Manager with substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on September 23, 2019.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

Assuming the reorganization had been completed on August 1, 2019, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the period ended April 30, 2020, are as follows:

•	Net investment income: $257,393,501

•	Net realized and change in unrealized loss on investments: $(1,848,861,671)

•	Net decrease in net assets resulting from operations: $(1,591,468,170)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statements of Operations since September 23, 2019.

Reorganization costs incurred by the Fund in connection with the reorganization were expensed by the Fund. The Manager reimbursed the Fund $20,250, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (continued)

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value —unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fee
First $8 Billion	0.60%
$8 Billion — $10 Billion	0.56
$10 Billion — $12 Billion	0.54
$12 Billion — $17 Billion	0.52
$17 Billion — $25 Billion	0.51
$25 Billion — $30 Billion	0.50
$30 Billion — $40 Billion	0.47
Greater than $40 Billion	0.45

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service	Investor A	Investor C	Investor C1	Class R
Service Fees	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fees	—	—	0.75	0.55	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

The following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19
Service	$230,302	$282,219
Investor A	8,410,549	11,531,387
Investor C	9,842,464	18,413,219
Investor C1	2,822	7,399
Class R	2,071,268	3,322,722

Total	$20,557,405	$33,556,946

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. The Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19
Institutional	$253,159	$305,370
Investor A	—	15
Investor C	—	5

Total	$253,159	$305,390

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. The Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19
Institutional	$15,597	$20,441
Service	461	385
Investor A	48,254	85,000
Investor C	14,870	29,905
Investor C1	—	25
Investor K	3,976	5,846
Class R	1,990	3,948

Total	$85,148	$145,550

The following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19
Institutional	$9,284,073	$12,446,025
Service	162,517	194,010
Investor A	4,077,248	5,972,765
Investor C	880,925	1,572,320
Investor C1	649	1,664
Investor K	133,631	236,121
Class R	826,053	1,299,841

Total	$15,365,096	$21,722,746

Other Fees: Affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares as follows:

	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19
Investor A	$148,673	$195,569

Affiliates received CDSCs as follows:

	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19
Investor A	$26,630	$36,633
Investor C	37,761	50,175

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. Prior to November 27, 2019, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The amounts waived were as follows:

	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19
Amounts waived	$819,304	$902,811

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income exchange-traded funds that have a contractual management fee through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the period ended April 30, 2020 and the year ended July 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (continued)

For the period ended April 30, 2020, the Manager reimbursed the Fund $20,250 for reorganization costs.

For the period ended April 30, 2020 and year ended July 31, 2019, the Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19
Amounts reimbursed	$189,646	$213,871

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2020, the Fund retained 73.5% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended April 30, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the period ended April 30, 2020, purchases and sales of investments, excluding short-term securities, were $6,772,740,023 and $7,587,610,852, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended April 30, 2020 and each of the four years ended July 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses and the use of equalization were reclassified to the following accounts:

Paid-in capital	$65,876,622
Accumulated earnings	(65,876,622)

The tax character of distributions paid was as follows:

	04/30/20	07/31/19	07/31/18
Ordinary income(a)	$284,704,279	$618,549,617	$378,965,391
Long-term capital gains(a)	440,606,073	3,534,136,275	1,008,745,574

	$725,310,352	$4,152,685,892	$1,387,710,965

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$13,166,254
Undistributed long term capital gains	348,488,615
Net unrealized gains(a)	1,649,489,303
Qualified late-year losses(b)	(99,751,298)

$1,911,392,874

(a)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the timing and recognition of partnership income.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of period end, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$14,647,407,451

Gross unrealized appreciation	$2,633,366,556
Gross unrealized depreciation	(929,935,830)

Net unrealized appreciation	$1,703,430,726

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds.

For the period ended April 30, 2020, the amount of bank borrowings and the interest rate for the one-day loan under the credit agreement were $5,000 and 1.61%, respectively. As of April 30, 2020, the Fund did not have any borrowings outstanding under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (continued)

difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded options purchased, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency).

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the financial sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19		Year Ended 07/31/18
	Shares	Amount	Shares	Amount	Shares	Amount
Institutional
Shares sold	93,069,947	$1,699,543,401	106,237,504	$2,189,303,047	104,777,183	$2,388,557,346
Shares issued in reinvestment of distributions	14,970,125	293,732,362	90,420,913	1,811,493,936	27,999,943	634,424,280
Shares issued in reorganization	159,754	3,194,717	—	—	—	—
Shares redeemed	(128,512,364)	(2,416,682,704)	(162,804,978)	(3,364,027,610)	(214,707,419)	(4,842,186,118)

Net increase (decrease)	(20,312,538)	$(420,212,224)	33,853,439	$636,769,373	(81,930,293)	$(1,819,204,492)

Service
Shares sold	789,657	$15,052,915	3,434,535	$73,634,514	1,853,906	$42,385,926
Shares issued in reinvestment of distributions	213,392	4,206,785	1,244,718	24,776,200	147,214	3,326,098
Shares redeemed	(2,473,712)	(46,177,252)	(1,537,706)	(31,967,241)	(1,325,309)	(29,976,733)

Net increase (decrease)	(1,470,663)	$(26,917,552)	3,141,547	$66,443,473	675,811	$15,735,291

Investor A
Shares sold and automatic conversion of shares	42,924,177	$806,577,191	40,986,213	$864,988,400	32,214,292	$732,870,504
Shares issued in reinvestment of distributions	7,682,069	150,632,495	46,024,046	918,518,570	12,856,169	290,495,173
Shares issued in reorganization	2,098,612	41,803,110	—	—	—	—
Shares redeemed	(52,865,849)	(1,001,991,508)	(70,611,684)	(1,471,360,593)	(77,615,202)	(1,762,518,685)

Net increase (decrease)	(160,991)	$(2,978,712)	16,398,575	$312,146,377	(32,544,741)	$(739,153,008)

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19		Year Ended 07/31/18
	Shares	Amount	Shares	Amount	Shares	Amount

Investor B(a)
Shares sold	—	$—	—	$—	83	$1,920
Shares issued in reinvestment of distributions	—	—	—	—	964	22,359
Shares redeemed	—	—	—	—	(26,666)	(621,500)

Net decrease	—	$—	—	$—	(25,619)	$(597,221)

Investor C
Shares sold	3,540,612	$63,510,486	6,360,981	$126,380,148	4,382,704	$96,205,872
Shares issued in reinvestment of distributions	2,005,916	38,052,776	18,314,847	350,404,665	5,430,087	118,418,267
Shares issued in reorganization	757,871	14,413,917	—	—	—	—
Shares redeemed and automatic conversion of shares	(29,648,732)	(536,536,668)	(36,935,253)	(745,964,755)	(30,183,579)	(660,785,822)

Net decrease	(23,344,333)	$(420,559,489)	(12,259,425)	$(269,179,942)	(20,370,788)	$(446,161,683)

Investor C1(b)
Shares sold	1824	$35,265	4,738	$97,155	4,865	$106,744
Shares issued in reinvestment of distributions	929	17,981	7,649	146,983	4,594	100,293
Shares redeemed and conversion of shares	(38,888)	(748,144)	(50,103)	(1,092,401)	(35,415)	(772,414)

Net decrease	(36,135)	$(694,898)	(37,716)	$(848,263)	(25,956)	$(565,377)

Class K
Shares sold	41,792,147	$779,389,476	31,790,239	$670,517,510	95,113,531	$2,117,838,802
Shares issued in reinvestment of distributions	4,697,413	91,709,179	22,893,556	457,879,751	1,537,957	34,856,038
Shares redeemed	(27,986,846)	(525,370,612)	(26,867,561)	(576,860,778)	(11,320,880)	(258,826,515)

Net increase	18,502,714	$345,728,043	27,816,234	$551,536,483	85,330,608	$1,893,868,325

Class R
Shares sold	2,059,350	$38,211,624	2,805,719	$59,345,868	3,345,001	$76,442,612
Shares issued in reinvestment of distributions	882,225	17,605,158	6,474,213	130,417,301	1,869,019	42,560,604
Shares redeemed	(8,862,679)	(169,750,545)	(10,167,992)	(215,931,671)	(10,103,007)	(231,154,220)

Net decrease	(5,921,104)	$(113,933,763)	(888,060)	$(26,168,502)	(4,888,987)	$(112,151,004)

Total Net Increase (Decrease)	(32,743,050)	$(639,568,595)	68,024,594	$1,270,698,999	(53,779,965)	$(1,208,229,169)

(a)	On December 27, 2017, the Fund’s issued and outstanding Investor B Shares converted into Investor A Shares.
(b)	On February 24, 2020, the Fund’s issued and outstanding Investor C1 Shares converted into Investor A Shares.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Equity Dividend Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Equity Dividend Fund (the “Fund”), including the schedule of investments, as of April 30, 2020, the related statements of operations for the period from August 1, 2019 through April 30, 2020 and for the year ended July 31, 2019, the statements of changes in net assets for the period from August 1, 2019 through April 30, 2020 and for each of the two years in the period ended July 31, 2019, the financial highlights for the period from August 1, 2019 through April 30, 2020 and for each of the five years in the period ended July 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, and the results of its operations for the period from August 1, 2019 through April 30, 2020 and for the year ended July 31, 2019, the changes in its net assets for the period from August 1, 2019 through April 30, 2020 and for each of the two years in the period ended July 31, 2019, and the financial highlights for the period from August 1, 2019 through April 30, 2020 and each of the five years in the period ended July 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the period ended April 30, 2020 that qualified for the dividends-received deduction were as follows:

Fund	Dividends-Received Deduction
Equity Dividend Fund	83.81%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the period ended April 30, 2020:

Fund	Qualified Dividend Income
Equity Dividend Fund	$347,702,204

For the period ended April 30, 2020, the Fund hereby designates the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund	Interest-Related Dividends
Equity Dividend Fund	$11,051,728

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following distribution amounts are hereby designated for the period ended April 30, 2020:

Fund	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends
Equity Dividend Fund	$45,352,646	$374,677,125

TAX INFORMATION	31

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock Equity Dividend Fund met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board and Trustee (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	36 RICs consisting of 150 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	36 RICs consisting of 150 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2019)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	36 RICs consisting of 150 Portfolios	None
Collette Chilton 1958	Trustee (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	36 RICs consisting of 150 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	36 RICs consisting of 150 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2016)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President—Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	36 RICs consisting of 150 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	33

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	36 RICs consisting of 150 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Trustee (Since 2019)	Professor, Harvard Business School since 1989.	36 RICs consisting of 150 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	36 RICs consisting of 150 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2019)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	36 RICs consisting of 150 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 150 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2019)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	36 RICs consisting of 150 Portfolios	None

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 261 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 262 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

TRUSTEE AND OFFICER INFORMATION	35

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of the Fund.

Investment Manager

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Services Provider and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	37

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

GDR	Global Depositary Receipt

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EQDIV-4/20-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Equity Dividend Fund	$29,682	$29,682	$6,500	$0	$14,500	$15,800	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) ) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Equity Dividend Fund	$21,000	$15,800

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Equity Dividend Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Equity Dividend Fund

Date: July 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Equity Dividend Fund

Date: July 2, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Equity Dividend Fund

Date: July 2, 2020